EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 28, 2003	/s/ Krista Inosencio
Krista Inosencio, Chief Financial Officer Principal Financial and Accounting Officer

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 28, 2003	/s/ Randall L. Peat
Randall L. Peat

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 28, 2003	/s/ Richard J. Holloman
Richard J. Holloman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 31, 2003	/s/ Stephen C. Waterbury
Stephen C. Waterbury

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 25, 2003	/s/ Harry C. Vorys
Harry C. Vorys

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 31, 2003	/s/ Gene Bledsoe
Gene Bledsoe

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 31, 2003	/s/ Allen F. Peat
Allen F. Peat

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Manatron, Inc. Employee Stock Purchase Plan of 2003, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 31, 2003	/s/ W. Scott Baker
W. Scott Baker